Exhibit 10.7
                                                                  Execution Copy

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is entered into as of July 30, 2003 by and among FirstPlus Financial Group, Inc., a Nevada corporation ("FirstPlus"), Capital Lending Strategies, LLC, a Texas limited liability company ("Capital Lending") and Class Representative Edward P. Doremus, III, on behalf of all Class Members (the "Representative") and Milberg Weiss Bershad Hynes & Lerach LLP and Sirota and Sirota LLP, each solely in its capacity as Plaintiffs' Co-Lead Counsel and supervisor of the administration of the Settlement.

                                    RECITALS

     WHEREAS, FirstPlus is a member of Capital Lending.

     WHEREAS, Capital Lending is a stockholder of FirstPlus.

     WHEREAS, FirstPlus is a defendant in the court action entitled In re:
FirstPlus Financial Group, Inc. Securities Litigation, No. 3:98-CV-2551-M (the "Action").

     WHEREAS, the parties to the Action have entered into that certain Stipulation and Agreement of Settlement dated as of July 30, 2003 (the "Stipulation").

     WHEREAS, pursuant to the Stipulation, FirstPlus will deliver the Certificate pursuant to the instructions of Milberg Weiss Bershad Hynes & Lerach LLP and Sirota and Sirota LLP (together in their capacity as escrow agent for the Certificate, the "Escrow Agent") as part of the Settlement Fund to be held in escrow subject to the terms and conditions set forth in the Escrow Agreement and the Stipulation, by and among FirstPlus, the Representative, the Escrow Agent and Plaintiffs' Co-Lead Counsel, dated as of the date hereof (the "Escrow Agreement").

     WHEREAS, pursuant to the Stipulation, the Holders (as defined below) are entitled to a distribution of registered securities under certain circumstances.

     WHEREAS, pursuant to the Stipulation and the Proof of Claim, the Holders have made certain agreements with respect to FirstPlus, Capital Lending, the Escrow Agent and this Agreement.

     WHEREAS, Capital Lending, the Representative and Plaintiffs' Co-Lead Counsel have entered into that certain Assignment Agreement, dated as of the date hereof (the "Assignment Agreement").

     WHEREAS, the members and the sole manager of Capital Lending have approved certain assignments of ownership interests of Capital Lending to the Representative on behalf of the Authorized Claimants and the grant of registration rights in consideration of the settlement of the Action, in each case subject to the terms and conditions of the Escrow Agreement and the Stipulation.

     In consideration of the premises and mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    AGREEMENT

     1. Definitions. For purposes of this Agreement, the following terms will have meanings set forth in this Section, unless the context clearly requires otherwise. Any capitalized terms not defined in this Agreement will have meanings set forth in the Stipulation.

          (a) "Agreement" means this Registration Rights Agreement, as may be amended, modified or supplemented from time to time.

          (b) "Commission" means the United States Securities and Exchange Commission.

          (c) "Company" means Capital Lending and any surviving entity or third party acquiror, as the case may be, with obligations to register Registrable Securities (as defined in this Agreement) under this Agreement.

          (d) "Escrow Common Units" means the Common Units held by the Escrow Agent pursuant to the Stipulation and Escrow Agreement.

          (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (f) "Holder" means an Authorized Claimant entitled to receive Registrable Securities pursuant to the Stipulation and Plan of Allocation or other recipient of Registrable Securities approved by the Court pursuant to the Stipulation.

          (g) "Merger Event" means the consolidation or merger of Capital Lending with or into any other entity or entities in which Capital Lending is not the surviving entity, or the acquisition of 51% of the equity interests of Capital Lending by a third party acquiror, in either case, pursuant to which the owners of equity interests in Capital Lending are to receive consideration consisting of securities of such surviving entity or third party acquiror, the distribution of which is required to be registered under the Securities Act, and such surviving entity or third party acquiror is registered, or is required to register, under the Exchange Act.

          (h) "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          (i) "Registrable Securities" means:

              (i) any securities issued or issuable to the Holders in connection with a Merger Event; or


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

              (ii) equity securities of the Company for which the Escrow Common Units are convertible into or exchangeable for pursuant to any conversion, reorganization or recapitalization of the Company.

          (j) "Regulations" means those certain Amended and Restated Regulations of CL Capital Lending, LLC, dated as of February 11, 2003, amended by that certain First Amendment to Amended and Restated Regulations of CL Capital lending, LLC, dated as of April 29, 2003, as may be amended, modified or supplemented from time to time.

          (k) "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     2.   Required Registration.

          (a) In the event of a Merger Event, within 60 days of the closing of such Merger Event, the Company shall file, or cause to be filed, a registration statement under the Securities Act to register the distribution of Registrable Securities described in Section 1(h)(i) above to the Holders pursuant to the Stipulation and Plan of Allocation.

          (b) (i) If the Company proposes to file on its behalf a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of the Common Units or such other class of common equity securities of the Company then outstanding (a "Piggy-Back Registration"), it will give written notice to FirstPlus and Plaintiff's Co-Lead Counsel at least thirty-five (35) days before the proposed initial filing with the Commission of such piggy-back registration statement (a "Piggy-Back Registration Statement"). The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as Plaintiffs' Co-Lead Counsel may request, determined in accordance with the Stipulation and Plan of Allocation.

              (ii) Plaintiffs' Co-Lead Counsel shall advise the Company in writing within thirty (30) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested and any other information requested by the Company pursuant to Section 5(a)(iii) below. The Company shall thereupon include in such filing the number or amount of Registrable Securities for which registration is so requested, subject to Section 2(c) below.

              (iii) (A) If the Piggy-Back Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises that, in its opinion, the amount of Registrable Securities requested to be included in the Piggy-Back Registration in addition to the securities being registered by the Company would be greater than the total number of securities which can be sold therein without having a material adverse effect on the distribution of such securities or otherwise having a material adverse effect on the marketability thereof (the "Maximum Number of Securities"), then the Company shall include in such Piggy-Back Registration first, the securities the Company proposes to register and second, (1) the Registrable Securities to be included in such Piggy-Back Registration (such amount to be


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

allocated by Plaintiffs' Co-Lead Counsel among the Holders' proportional share of the Registrable Securities as determined in accordance with the Stipulation and Plan of Allocation on a pro rata basis) together with (2) the securities of other holders of securities of the Company (the "Other Holders") proposed to be included in such registration, pro rata among the Holders and Other Holders on the basis of the number of shares of securities for which each of the Holders and Other Holders have requested registration, in an amount which together with the securities the Company proposes to register, shall not exceed the Maximum Number of Securities.

                    (B) If the number of Registrable Securities to be included in a Piggy-Back Registration is reduced in accordance with Section 2(b)(iii)(A) above, the Company shall file, or cause to be filed, a registration statement under the Securities Act to register the remaining Registrable Securities not included in such Piggy-Back Registration within 60 days after the 180-day anniversary of the effective date of the Piggy-Back Registration, or such other period of duration specified by the managing underwriter and set forth in any "lock-up" or "market stand-off" agreements entered into by the holders of the common equity securities of the Company in favor of the underwriters in connection with the offering described in Section 2(b)(iii)(A) above.

          (c) As soon as practicable after receipt of notice from the Commission informing the Company of the effectiveness of the registration statement covering the distribution of the Registrable Securities to the Holders, the Company shall provide to FirstPlus and Plaintiff's Co-Lead Counsel written notice of such effectiveness.

          (d) Notwithstanding the foregoing, the obligations of the Company under this Section will terminate following upon the earlier of (i)(A) the consummation of the first registration conducted pursuant to Section 2(b)(ii) above, or, (B) if the number of Registrable Securities to be included in a Piggy-Back Registration is reduced in accordance with Section 2(b)(iii)(A) above, the consummation of the first registration conducted pursuant to Section 2(b)(iii)(B) above, or (ii) the delivery of the Certificate by the Escrow Agent to FirstPlus pursuant to Section 3 of the Escrow Agreement.

          (e) Notwithstanding the foregoing, the Company will only be obligated under this Section 2 to register the Registrable Securities of any Holder if such Holder executes and delivers all questionnaires, indemnities, agreements, instruments or documents reasonably required by the Company, the Stipulation or the Proof of Claim to be executed in connection with a registration of Registrable Securities under this Agreement.

          (f) (i) The Company shall not be liable for any expenses, fees, costs with respect to the Registrable Securities, including, without limitation, discounts or commissions to any underwriter, fees or disbursements of counsel for any underwriter, fees or disbursements of counsel for the Representative and fees or disbursements of counsel for any Holder.

              (ii) All expenses to be incurred by the Company in complying with the provisions of this Agreement shall be paid by FirstPlus in advance of the Company incurring such expenses upon the written request by the Company to FirstPlus for such expenses, which may include, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required


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

by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction. FirstPlus agrees to pay these sums upon demand.

     3. Indemnification. Each of the Representative, each Class Member and each of Plaintiffs' Co-Lead Counsel, separately and not jointly, (each, an "Indemnifying Party") agrees to indemnify, to the fullest extent permitted by law, and hold harmless the Company, its managers, members, partners, officers, directors, employees and agents, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the managers, members, partners, officers, directors, employees and agents of such controlling person (individually, a "Controlling Person" and collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fee, cost or expense and costs and expenses (including, without limitation, costs of preparation and attorneys' fees and disbursements) of investigating and defending any such claim (collectively, the "Damages"), joint or several, and any action in respect thereof to which the Company, its managers, members, partners, officers, directors, employees or agents, or any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, with respect to information related to such Indemnifying Party, furnished in writing by the Indemnifying Party or expressly on such Indemnifying Party's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, and shall reimburse the Company, its managers, members, partners, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by the Company, its managers, members, partners, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings. The Indemnifying Parties also agree to indemnify and hold harmless any underwriters of the Registrable Securities, and their respective officers and directors, on substantially the same basis as that of the indemnification of the Company, provided in this Section 3.

     4. Transferability. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by the Representative or any Holder, other than by operation of law. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns.

     5.   Miscellaneous.

          (a) Additional Agreements of the Company.

              (i) The Company agrees to perform such acts as are reasonably necessary to effect the notation of the transfer of the Registrable Securities on its stock transfer ledger with respect to the distribution of the Registrable Securities covered by Sections 2(a) through (c) above; provided, however, that neither this Agreement, the organizational documents of the Company nor any other agreement to which either the Representative or Plaintiffs Co-Lead Counsel (in any capacity) is a party shall create any obligation or liability of the Company with respect to facilitating any transfer, sale or other transaction involving the Registrable Securities, acting as an agent of the Representative, the Authorized Claimants or Plaintiffs' Co-Lead Counsel with respect to the transfer, sale or other transaction involving the Registrable


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

Securities or in any way acting or being deemed to act as an underwriter with respect to the Registrable Securities.

              (ii) Capital Lending agrees not to amend the Regulations to (A) cause the terms and provisions of the Regulations with respect to the Assigned Distributions (as defined in the Assignment Agreement) to be less favorable to the Assignee (as defined in the Assignment Agreement) than the terms and provisions of the Regulations with respect to the Assigned Distributions in effect on the date of this Agreement, or (B) amend, modify or terminate this Agreement, except as provided in Section 5(b) below.

              (iii) Each of Plaintiffs' Co-Lead Counsel agrees to perform such acts and to provide such information to the Company as is necessary for the Company to comply with the terms and provisions of this Agreement and any applicable federal, state and local law, statute, rule, ordinance or regulation.

          (b) Waivers and Amendments. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. No amendment, modification or termination of this Agreement shall be binding upon any other party unless executed in writing by each of the Company, the Representative, and Plaintiffs' Co-Lead Counsel.

          (c) Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          (d) Choice of Law. The internal substantive laws, and not the laws of conflicts, of the State of Texas shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties. The Court in the Action shall have the continuing jurisdiction over the parties hereto for purposes of, and with respect to Capital Lending solely for the purposes of, construing and enforcing this Agreement; provided, however, that the parties hereby acknowledge that Capital Lending is not a party to the Action or the Stipulation and agree and acknowledge that the Regulations (and, with respect to Capital Lending, the Assigned Distributions) are not part of or otherwise incorporated into the Action, the Stipulation or this Agreement and shall not constitute a document "delivered pursuant hereto" under Section 5(b) above.

          (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

          (f) No Oral Agreements. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE


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

PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          (g) WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THIS AGREEMENT, THE ESCROW AGREEMENT, THE ASSIGNMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.


                            [Signature page follows.]


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

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Registration Rights Agreement as of the day and year first above written.


                                  FIRSTPLUS FINANCIAL GROUP, INC.

                                  By:    /s/ Daniel T. Phillips
                                     -------------------------------------------
                                  Name:  Daniel T. Phillips
                                       -----------------------------------------
                                  Title: CEO
                                        ----------------------------------------

                                  Address for Notices:
                                  5100 N. O'Connor Blvd.
                                  4th Floor
                                  Irving, Texas  75039
                                  Attention:  Chief Executive Officer
                                  Telecopy No.: 214.231.7698


                                  CAPITAL LENDING STRATEGIES, LLC

                                  By:    /s/ Daniel T. Phillips
                                     -------------------------------------------
                                  Name:  Daniel T. Phillips
                                       -----------------------------------------
                                  Title: Managing Member
                                        ----------------------------------------

                                  Address for Notices:
                                  5100 N. O'Connor Blvd.
                                  4th Floor
                                  Irving, Texas  75039
                                  Attention:  Manager
                                  Telecopy No.: 214.231.7698


                                  /s/ Edward P. Doremus, III
                                  ----------------------------------------------
                                  CLASS REPRESENTATIVE EDWARD P. DOREMUS, III


                                  Address for Notices:
                                  c/o Milberg Weiss Bershad Hynes &
                                      Lerach LLP
                                  401 B Street, Suite 1700
                                  San Diego, California  92101
                                  Attention: Joy Bull, Esq.
                                  Telecopy No.: 619.231.7423

                                  MILBERG WEISS
                                  BERSHAD HYNES &
                                  LERACH LLP, as
                                  Plaintiffs' Co-Lead
                                  Counsel and
                                  Supervisor of the
                                  Administration of
                                  the Settlement


                                  By:    /s/ Joy Ann Bull
                                     -------------------------------------------
                                  Name:  Joy Ann Bull
                                       -----------------------------------------
                                  Title: A Member of the Firm
                                        ----------------------------------------

                                  Address for Notices:
                                  401 B Street, Suite 1700
                                  San Diego, California  92101
                                  Attention:  Joy Bull, Esq.
                                  Telecopy No.: 619.231.7423

                                  SIROTA & SIROTA LLP,
                                  as Plaintiffs' Co-Lead Counsel and Supervisor of the Administration of the Settlement


                                  By:    /s/ Rachell Sirota
                                     -------------------------------------------
                                  Name:  Rachell Sirota
                                       -----------------------------------------
                                  Title: Partner
                                        ----------------------------------------

                                  Address for Notices:
                                  110 Wall Street, 21st Floor
                                  New York, New York  10005
                                  Attention:  Rachell Sirota, Esq.
                                  Telecopy No.: 212.425.9093